Financial Results and Supplemental Information FISCAL SECOND QUARTER 2026 May 6, 2026 Exhibit 99.2

Table of Contents Trading Symbol (Common Shares): RMR Investor Relations Contact: Bryan Maher, Senior Vice President (617) 796-8230 bryan.maher@rmrgroup.com ir@rmrgroup.com Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458-1634 www.rmrgroup.com All amounts in this presentation are unaudited. Please refer to Non-GAAP Financial Measures and Certain Definitions starting on page 28 for terms used throughout this presentation. QUARTERLY RESULTS Fiscal Second Quarter 2026 Highlights ............................................................................................ 5 FINANCIALS Key Financial Data ................................................................................................................................ 7 Distributable Earnings Bridge ............................................................................................................. 8 AUM by Source ..................................................................................................................................... 9 Management and Advisory Services Revenues by Source ........................................................... 11 Well-Covered Dividend ....................................................................................................................... 12 GAAP Results: Condensed Consolidated Statements of Income ................................................ 13 GAAP Results: Earnings per Common Share ................................................................................... 15 GAAP Results: Condensed Consolidated Balance Sheets ............................................................ 16 NON-GAAP FINANCIAL MEASURES .................................................................................................... 17 APPENDIX .................................................................................................................................................. 23 WARNING CONCERNING FORWARD-LOOKING STATEMENTS .................................................. 30

Quarterly Results

4 | Fiscal Q2 2026 Newton, MA (May 6, 2026). The RMR Group Inc. (Nasdaq: RMR) today announced its financial results for the fiscal quarter ended March 31, 2026. Dividend RMR has declared a quarterly dividend on its Class A Common Stock and Class B-1 Common Stock of $0.45 per share to shareholders of record as of the close of business on April 21, 2026. This dividend will be paid on or about May 14, 2026. Conference Call A conference call to discuss RMR’s fiscal second quarter results will be held on Thursday May 7, 2026 at 1:00 p.m. Eastern Time. The conference call may be accessed by dialing (844) 481-2945 or (412) 317-1868 (if calling from outside the U.S. and Canada); a pass code is not required. A replay will be available for one week by dialing (855) 669-9658; the replay pass code is 2032969. A live audio webcast of the conference call will also be available in a listen-only mode on RMR’s website, at www.rmrgroup.com. The archived webcast will be available for replay on RMR’s website after the call. The transcription, recording and retransmission in any way are strictly prohibited without the prior written consent of RMR. About RMR Group RMR Group is a leading U.S. alternative asset management company, unique for its focus on commercial real estate (CRE), residential real estate and related businesses. RMR’s vertical integration is supported by over 800 real estate professionals in more than 30 offices nationwide who manage over $37 billion in assets under management and leverage 40 years of institutional experience in buying, selling, financing and operating CRE. RMR benefits from a scalable platform, a deep and experienced management team and a diversity of direct real estate strategies across its clients. RMR is headquartered in Newton, MA and was founded in 1986. For more information, please visit www.rmrgroup.com. “RMR had an active second quarter as we continued supporting our clients' growth and balance sheet initiatives. In April, we helped raise $575 million in equity for SVC through an underwritten public offering, in which we participated by acquiring $50 million of SVC common shares, with this new capital used to reduce SVC's leverage. With respect to our private capital growth initiatives, in April, RMR Residential acquired a multifamily portfolio in Greenwich, CT for approximately $350 million in a joint venture with two institutional investors. RMR invested approximately $6 million alongside approximately $120 million in equity raised from our partners. For the quarter, RMR generated net income per share of $0.05, Adjusted Net Income per share of $0.11, Adjusted EBITDA of $18.5 million and Distributable Earnings per share of $0.44. Taking into consideration RMR’s investment in SVC, liquidity now stands at $130.1 million. The momentum RMR has been building with its public and private clients is further reflected in DHC and ILPT’s continued share price outperformance over their respective benchmarks so far in 2026. While it is still early, these REITs are collectively on pace to generate nearly $33 million of incentive fees for calendar 2026. We expect the current pace of positive outcomes across our platform to lead to improved earnings." Adam Portnoy, President and Chief Executive Officer The RMR Group Inc. Announces Fiscal Second Quarter 2026 Financial Results

5 | Fiscal Q2 2026 Liquidity & SVC Investment Residential Joint Venture Acquisition Financial Highlights • Assets Under Management of $37.1 billion. • Net income of $2.1 million, net income margin of 4.9%, net income attributable to The RMR Group Inc. of $1.0 million, or $0.05 per diluted share, Adjusted Net Income Attributable to The RMR Group Inc. of $2.2 million, or $0.11 per diluted share. • Distributable Earnings of $14.2 million, or $0.44 per diluted share. • Adjusted EBITDA of $18.5 million and Adjusted EBITDA Margin of 41.6%. Fiscal Second Quarter 2026 Highlights • In April 2026, RMR closed a joint venture acquisition of a multifamily portfolio in Greenwich, CT for approximately $350.0 million. ◦ RMR raised the majority of the equity from a new institutional investor and secured $235.0 million in mortgage financing. ◦ RMR is a co-general partner in the joint venture and acquired an equity interest totaling $6.4 million. ◦ RMR is entitled to an acquisition fee, ongoing property management fees and a carried interest if certain investment returns are met. • In January 2026, RMR was paid aggregate incentive fees for the 2025 calendar year of $23.6 million, including $17.9 million and $5.7 million from DHC and ILPT, respectively. • As of March 31, 2026, RMR had $180.1 million of total liquidity, including $80.1 million of cash on hand and $100.0 million available on its revolving credit facility, for opportunistic investments and other strategic actions. • In April 2026, RMR participated in SVC's public offering of common shares by purchasing 41.7 million common shares for $50.0 million using cash on hand and borrowings under its revolving credit facility. Accounting for this transaction, RMR's total liquidity is approximately $130.1 million.

Financials

7 | Fiscal Q2 2026 Key Financial Data As of and for the Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 GAAP Financial Measures Net Income $ 2,059 $ 26,838 $ 7,694 Net Income Margin 4.9% 40.2% 16.9% Net Income Attributable to The RMR Group Inc. $ 1,007 $ 12,190 $ 3,616 Non-GAAP Financial Measures Adjusted Net Income Attributable to The RMR Group Inc. $ 2,211 $ 3,424 $ 4,709 Adjusted EBITDA $ 18,467 $ 19,475 $ 19,201 Adjusted EBITDA Margin 41.6% 42.9% 40.1% Distributable Earnings $ 14,201 $ 15,208 $ 12,825 Distribution Payout Ratio 72.2% 67.5% 79.5% Per Share Metrics Net Income Attributable to The RMR Group Inc. $ 0.05 $ 0.71 $ 0.21 Adjusted Net Income Attributable to The RMR Group Inc. $ 0.11 $ 0.20 $ 0.28 Distributable Earnings $ 0.44 $ 0.47 $ 0.40 (dollars in thousands, except per share amounts) Diversified Healthcare Trust Pittsburgh, PA

8 | Fiscal Q2 2026 Distributable Earnings Bridge P er S ha re $0.47 $(0.04) $(0.01) $0.02 $0.44 Distributable Earnings Q1 2026 Lower business management fees driven primarily by hotel sales, debt payoffs by DHC and SVC and the wind down of AlerisLife's business Decrease in investment income due to sale of loans to SEVN in the prior quarter Increase in distributions from additional investment in SEVN through its rights offering Distributable Earnings Q2 2026 $0.30 $0.32 $0.34 $0.36 $0.38 $0.40 $0.42 $0.44 $0.46 $0.48 $0.50 (1) Distributable Earnings is a non-GAAP measure and net income is the nearest GAAP measure. Refer to pages 21 and 22 for a reconciliation of net income to Adjusted EBITDA and Adjusted EBITDA to Distributable Earnings. (1)

9 | Fiscal Q2 2026 Fee- Earning AUM AUM $25,395,924 68% $11 ,742,033 32% $37,137,957 $27,456,405 69% $1 2,385,889 31% $39,842,294 As of March 31, 2025 $1 7,373,1 54 67% $8,555,941 33% $25,929,095 $1 7,357,601 65% $9,208,876 35% $26,566,477 Perpetual Capital Private Capital AUM by Source (dollars in thousands) As of March 31, 2026

10 | Fiscal Q2 2026 As of March 31, 2026 Commercial Real Estate Sector / Strategy AUM Fee-Earning AUM Perpetual Capital Service Properties Trust (NASDAQ: SVC) Net Leased Service-Focused Retail & Hotels $ 9,914,548 $ 5,477,874 Diversified Healthcare Trust (NASDAQ: DHC) Senior Living, Medical Office & Life Science 6,736,597 4,050,533 Office Properties Income Trust (OTCPK: OPITQ) Office 5,351,019 2,508,302 Industrial Logistics Properties Trust (NASDAQ: ILPT) (1) Industrial 2,645,207 4,587,892 Seven Hills Realty Trust (NASDAQ: SEVN) Diversified 748,553 748,553 Total Perpetual Capital $ 25,395,924 $ 17,373,154 Private Capital Residential Real Estate Funds (2) Value Add / Core Plus $ 4,351,833 $ 4,351,833 Industrial Real Estate Funds (1) Core Plus 3,962,592 898,307 Medical Office & Life Science Real Estate Funds Core Plus 2,452,574 2,452,574 Hotel Real Estate (Sonesta) Core 493,030 493,030 Other Private Real Estate Value Add / Core Plus 482,004 360,197 Total Private Capital $ 11,742,033 $ 8,555,941 Total $ 37,137,957 $ 25,929,095 (1) Mountain JV AUM is included in Industrial Real Estate Funds' AUM, while its Fee-Earning AUM is included in ILPT's Fee-Earning AUM. (2) Residential Real Estate Funds include three wholly owned properties, two joint venture properties and third-party managed properties. AUM by Source (Continued) (dollars in thousands)

11 | Fiscal Q2 2026 $42,032 $43,086 $45,486 $31,339 $31,957 $31,281 $10,693 $11,129 $14,205 March 31 , 2026 December 31 , 2025 March 31 , 2025 $25,254 $26,698 $27,261 $20,690 $21,159 $20,682 $4,564 $5,539 $6,579 March 31 , 2026 December 31 , 2025 March 31 , 2025 $1 5,407 $1 4,1 58 $1 6,430 $9,874 $9,198 $9,318 $5,533 $4,960 $7,112 March 31 , 2026 December 31 , 2025 March 31 , 2025 $1 ,371 $2,230 $1 ,795 $775 $1,600 $1,281 $596 $630 $514 March 31 , 2026 December 31 , 2025 March 31 , 2025 Base Business Management & Advisory Revenues Base Property Management & Other Revenues Construction Supervision Revenues Total Management & Advisory Services Revenues Management and Advisory Services Revenues by Source For the Three Months Ended (dollars in thousands) Refer to Notes on pages 24 and 25 for detailed revenues by client. Perpetual Capital Private Capital

Well-Covered Dividend

(amounts in thousands, except per share amounts)

Dividends paid by The RMR Group Inc. are funded through a combination of Distributable Earnings generated by The RMR Group LLC and cash and cash equivalents held by The RMR Group Inc., as illustrated below:

Calculation of Distribution Payout Ratio for The RMR Group LLC:

	For the Three Months Ended March 31, 2026		
	Amount	Per Share	Payout Ratio
Distributable Earnings	$ 14,201	$ 0.44	
Dividend Funded by The RMR Group LLC [1]	**$ 10,259**	**$ 0.32**	**72.2%**
Dividend Funded by The RMR Group Inc. Cash Balance [2]	2,217	0.13	
Total Dividend	**$ 12,476**	**$ 0.45**	

(1) Based on 32,058 shares outstanding as of the record date on January 26, 2026.

(2) Total consolidated cash and cash equivalents for The RMR Group Inc. was $80,104 as of March 31, 2026, including $17,380 of cash and cash equivalents that has accumulated primarily from tax distributions from The RMR Group LLC in excess of tax obligations. Based on the current shares outstanding, continued tax distributions and dividend rate, this $17,380 provides ample capacity, when combined with The RMR Group LLC's expected Distributable Earnings, to continue dividends at current levels for more than three years.

Refer to Notes on page 26 for more information on the tax distributions made by The RMR Group LLC to The RMR Group Inc.

Quarterly Dividend


The RMR Group LLC
Distributable Earnings
$0.32 per unit
The RMR Group Inc.
RMR Inc.
Cash Balance
$0.32 per share
$0.13 per share
The RMR Group Inc. Shareholders
(Receive $0.45 per share)

12 | Fiscal Q2 2026

GAAP Results: Condensed Consolidated Statements of Income

(dollars in thousands)

	For the Three Months Ended		
	March 31, 2026	December 31, 2025	March 31, 2025
Revenues:			
Management services [1]	$ 40,683	$ 41,909	$ 44,382
Incentive fees [2]	—	23,625	19
Advisory services	1,349	1,177	1,104
Total management, incentive and advisory services revenues	42,032	66,711	45,505
Income from loan investments, net	—	411	646
Rental property revenues	5,100	5,140	1,425
Reimbursable compensation and benefits	16,814	17,197	20,611
Reimbursable equity based compensation	2,402	1,335	1,132
Other reimbursable expenses	79,281	89,630	97,349
Total reimbursable costs	98,497	108,162	119,092
Total revenues	**145,629**	**180,424**	**166,668**
Expenses:			
Compensation and benefits	37,690	37,448	42,051
Equity based compensation	3,025	1,955	1,606
Separation costs	1,293	1,379	3,455
Total compensation and benefits expense	42,008	40,782	47,112
General and administrative	10,748	9,948	11,246
Other reimbursable expenses	79,281	89,630	97,349
Rental property expenses	1,876	1,834	395
Transaction and acquisition related costs	227	1,458	549
Depreciation and amortization	4,448	4,687	2,457
Total expenses	**138,588**	**148,339**	**159,108**
Operating income	$ 7,041	$ 32,085	$ 7,560

(1) Refer to Notes on page 27 for more information on how base business management fees earned from the Managed Equity REITs are calculated.

(2) During the three months ended December 31, 2025, we earned aggregate incentive fees of $23,625, including $17,905 and $5,679 from DHC and ILPT, respectively, based on common share total return, as defined. These fees were paid in January 2026.

Substantially all revenues are earned from related parties.

13 | Fiscal Q2 2026

RMR

14 | Fiscal Q2 2026 For the Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 Operating income $ 7,041 $ 32,085 $ 7,560 Interest income 516 535 1,377 Interest expense (2,611) (2,647) (871) Change in fair value of Earnout liability — 3,639 1,270 Loss on investments (2,298) (1,661) (709) Loss on extinguishment of debt — (452) — Gain on sale of real estate — — 445 Income before income tax expense 2,648 31,499 9,072 Income tax expense (589) (4,661) (1,378) Net income 2,059 26,838 7,694 Net income attributable to noncontrolling interests (1,052) (14,648) (4,078) Net income attributable to The RMR Group Inc. $ 1,007 $ 12,190 $ 3,616 GAAP Results: Condensed Consolidated Statements of Income (Continued) (dollars in thousands) RMR Managed Private Fund 935M by ARIUM, Atlanta, GA

15 | Fiscal Q2 2026 As of and for the Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 Numerators: Net income attributable to The RMR Group Inc. $ 1,007 $ 12,190 $ 3,616 Less: income attributable to unvested participating securities (140) (228) (104) Net income used in calculating basic and diluted EPS $ 867 $ 11,962 $ 3,512 Denominators: Common shares outstanding 17,094 17,058 16,879 Less: unvested participating securities and incremental impact of weighted average (344) (314) (263) Weighted average common shares outstanding - basic and diluted 16,750 16,744 16,616 Net income attributable to The RMR Group Inc. per common share - basic and diluted $ 0.05 $ 0.71 $ 0.21 GAAP Results: Earnings per Common Share (amounts in thousands, except per share amounts) Industrial Logistics Properties Trust Charleston, SC

16 | Fiscal Q2 2026 March 31, 2026 September 30, 2025 Assets Cash and cash equivalents held by The RMR Group Inc. $ 17,380 $ 19,478 Cash and cash equivalents held by The RMR Group LLC 62,724 42,819 Due from related parties 82,974 79,703 Prepaid and other current assets 14,424 13,731 Loans held for investment, net — 36,963 Total current assets 177,502 192,694 Loans held for investment, net of current portion — 24,021 Property and equipment, net 227,440 228,655 Due from related parties, net of current portion 9,785 10,374 Investments 51,298 31,900 Goodwill 71,761 71,761 Intangible assets, net 22,065 26,136 Operating lease right of use assets 20,404 22,876 Deferred tax asset 12,432 13,181 Other assets, net 91,939 96,647 Total assets $ 684,626 $ 718,245 Liabilities and Equity Reimbursable accounts payable and accrued expenses $ 51,773 $ 43,553 Accounts payable and accrued expenses 45,048 42,340 Operating lease liabilities 5,537 5,603 Secured financing facility, net — 26,326 Total current liabilities 102,358 117,822 Mortgage notes payable, net 136,790 136,168 Secured financing facility, net of current portion — 18,260 Operating lease liabilities, net of current portion 15,318 17,682 Amounts due pursuant to tax receivable agreement, net of current portion 15,926 15,926 Other liabilities 9,785 10,374 Total liabilities 280,177 316,232 Total equity 404,449 402,013 Total liabilities and equity $ 684,626 $ 718,245 GAAP Results: Condensed Consolidated Balance Sheets (dollars in thousands) Service Properties Trust Royal Sonesta Kaua'i Resort, Lihue, HI

Non-GAAP Financial Measures

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended March 31, 2026, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended March 31, 2026:	Income Before Income Tax Expense	Less: Income Tax Expense (1)	Less: Net Income Attributable to Noncontrolling Interests	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted (2)
Net income attributable to The RMR Group Inc.	$ 2,648	$ (589)	$ (1,052)	$ 1,007	$ (140)	$ 867	$ 0.05
Loss on investments	2,298	(511)	(1,073)	714	(99)	615	0.04
Separation costs	1,293	(288)	(604)	401	(56)	345	0.02
Reversal of credit losses	59	(13)	(28)	18	(3)	15	—
Transaction and acquisition related costs	227	(50)	(106)	71	(10)	61	—
Adjusted Net Income Attributable to The RMR Group Inc.	**$ 6,525**	**$ (1,451)**	**$ (2,863)**	**$ 2,211**	**$ (308)**	**$ 1,903**	**$ 0.11**

(1) Reflects an income tax rate of approximately 22.2%.
(2) Based on 16,750 weighted average common shares outstanding.

18 | Fiscal Q2 2026

RMR

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended December 31, 2025, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended December 31, 2025:	Income Before Income Tax Expense	Less: Income Tax Expense [1]	Less: Net Income Attributable to Noncontrolling Interests	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted [2]
Net income attributable to The RMR Group Inc.	$ 31,499	$ (4,661)	$ (14,648)	$ 12,190	$ (228)	$ 11,962	$ 0.71
Incentive fees	(23,625)	3,496	11,057	(9,072)	170	(8,902)	(0.53)
Loss on investments	1,661	(246)	(777)	638	(12)	626	0.04
Loss on extinguishment of debt	452	(67)	(212)	173	(3)	170	0.01
Separation costs	1,379	(204)	(645)	530	(10)	520	0.03
Change in fair value of Earnout liability	(3,639)	538	1,703	(1,398)	26	(1,372)	(0.08)
Reversal of credit losses	(514)	76	241	(197)	4	(193)	(0.01)
Transaction and acquisition related costs	1,458	(216)	(682)	560	(10)	550	0.03
Adjusted Net Income Attributable to The RMR Group Inc.	**$ 8,671**	**$ (1,284)**	**$ (3,963)**	**$ 3,424**	**$ (63)**	**$ 3,361**	**$ 0.20**

(1) Reflects an income tax rate of approximately 14.8%.
(2) Based on 16,744 weighted average common shares outstanding.

19 | Fiscal Q2 2026

RMR

Reconciliation of Adjusted Net Income and Adjusted Net Income per Diluted Share (Continued)

(amounts in thousands, except per share amounts)

The following table presents the impact of certain individually significant items on the financial results for the three months ended March 31, 2025, excluding the redemption of the noncontrolling interest in The RMR Group LLC's 15,000,000 Class A Units as such redemption is anti-dilutive to earnings per share as presented on page 15.

Three Months Ended March 31, 2025:	Income Before Income Tax Expense	Less: Income Tax Expense (1)	Less: Net Income Attributable to Noncontrolling Interest	Net Income Attributable to The RMR Group Inc.	Less: Income Attributable to Unvested Participating Securities	Net Income Used in Calculating Diluted EPS	Net Income Attributable to The RMR Group Inc. per Common Share - Diluted (2)
Net income attributable to The RMR Group Inc.	$ 9,072	$ (1,378)	$ (4,078)	$ 3,616	$ (104)	$ 3,512	$ 0.21
Incentive fees	(19)	3	9	(7)	—	(7)	—
Loss on investments	709	(108)	(334)	267	(8)	259	0.02
Gain on sale of real estate	(445)	68	210	(167)	5	(162)	(0.01)
Separation costs	3,455	(525)	(1,627)	1,303	(37)	1,266	0.08
Change in fair value of Earnout liability	(1,270)	193	598	(479)	14	(465)	(0.03)
Reversal of credit losses	(81)	12	38	(31)	1	(30)	—
Transaction and acquisition related costs	549	(83)	(259)	207	(6)	201	0.01
Adjusted Net Income Attributable to The RMR Group Inc.	**$ 11,970**	**$ (1,818)**	**$ (5,443)**	**$ 4,709**	**$ (135)**	**$ 4,574**	**$ 0.28**

(1) Reflects an income tax rate of approximately 15.2%.
(2) Based on 16,616 weighted average common shares outstanding.

20 | Fiscal Q2 2026

RMR

21 | Fiscal Q2 2026 For the Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 Net income $ 2,059 $ 26,838 $ 7,694 Income tax expense 589 4,661 1,378 Depreciation and amortization 4,448 4,687 2,457 Interest expense 2,611 2,647 871 EBITDA 9,707 38,833 12,400 Other asset amortization 2,354 2,354 2,354 Operating expenses paid in the form of The RMR Group Inc.'s common shares 1,223 620 1,074 Separation costs 1,293 1,379 3,455 Transaction and acquisition related costs 227 1,458 549 Change in fair value of Earnout liability — (3,639) (1,270) Provision for (reversal of) credit losses 59 (514) (81) Straight line office rent 24 18 (123) Gain on sale of real estate — — (445) Loss on investments 2,298 1,661 709 Loss on extinguishment of debt — 452 — Distributions from investments 1,282 478 598 Incentive fees — (23,625) (19) Adjusted EBITDA $ 18,467 $ 19,475 $ 19,201 Reconciliation of EBITDA and Adjusted EBITDA (dollars in thousands) Service Properties Trust Royal Sonesta Bourbon Street, New Orleans, LA

22 | Fiscal Q2 2026 As of and for the Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 Calculation of Net Income Margin: Total management, incentive and advisory services revenue $ 42,032 $ 66,711 $ 45,505 Net income $ 2,059 $ 26,838 $ 7,694 Net Income Margin 4.9% 40.2% 16.9% Calculation of Adjusted EBITDA Margin: Contractual management and advisory fees (excluding incentive fees, if any) (1) $ 44,386 $ 45,440 $ 47,840 Adjusted EBITDA $ 18,467 $ 19,475 $ 19,201 Adjusted EBITDA Margin 41.6% 42.9% 40.1% Calculation of Distributable Earnings: Adjusted EBITDA $ 18,467 $ 19,475 $ 19,201 Less: Tax distributions to members (2) (4,266) (4,267) (6,376) Distributable Earnings $ 14,201 $ 15,208 $ 12,825 Class A and Class B-1 Common Share Distributions $ 7,676 $ 7,678 $ 7,580 Class A Units Distributions 4,800 4,800 4,800 Total Distributions $ 12,476 $ 12,478 $ 12,380 Calculation of Distributable Earnings per Share: Distributable Earnings $ 14,201 $ 15,208 $ 12,825 Distributable Earnings Shares Outstanding 32,094 32,058 31,879 Distributable Earnings Per Share $ 0.44 $ 0.47 $ 0.40 Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings per Share (amounts in thousands, except per share amounts) Refer to Notes on page 26. Office Properties Income Trust Chicago, IL

Appendix

24 | Fiscal Q2 2026 Notes to Page 11 – Management and Advisory Services Revenues by Source The following tables present revenues by client and exclude incentive fees earned from the Perpetual Capital clients of $0, $23,625 and $19 during the three months ended March 31, 2026, December 31, 2025 and March 31, 2025, respectively. For the Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 BASE BUSINESS MANAGEMENT & ADVISORY REVENUES DHC $ 4,400 $ 4,370 $ 3,913 ILPT 5,837 5,951 5,760 OPI 2,771 2,790 2,843 SVC 6,333 6,871 7,062 SEVN 1,349 1,177 1,104 Total Perpetual Capital 20,690 21,159 20,682 Sonesta 1,485 2,103 2,021 RMR Residential 118 118 120 Other private entities 2,961 3,318 4,438 Total Private Capital 4,564 5,539 6,579 Total Base Business Management & Advisory Revenues $ 25,254 $ 26,698 $ 27,261 BASE PROPERTY MANAGEMENT & OTHER REVENUES DHC $ 1,054 $ 1,217 $ 1,286 ILPT 3,349 3,327 3,257 OPI 2,683 2,479 2,668 SVC 2,770 2,157 2,086 SEVN 18 18 21 Total Perpetual Capital 9,874 9,198 9,318 RMR Residential 3,273 2,734 4,873 Other private entities 2,260 2,226 2,239 Total Private Capital 5,533 4,960 7,112 Total Base Property Management & Other Revenues $ 15,407 $ 14,158 $ 16,430 Notes (dollars in thousands)

25 | Fiscal Q2 2026 Notes to Page 11 – Management and Advisory Services Revenues by Source (Continued) For the Three Months Ended March 31, 2026 December 31, 2025 March 31, 2025 CONSTRUCTION SUPERVISION REVENUES DHC $ 326 $ 275 $ 233 ILPT 81 126 41 OPI 240 307 350 SVC 128 884 657 SEVN — 8 — Total Perpetual Capital 775 1,600 1,281 RMR Residential 188 499 266 Other private entities 408 131 248 Total Private Capital 596 630 514 Total Construction Supervision Fees $ 1,371 $ 2,230 $ 1,795 TOTAL MANAGEMENT & ADVISORY SERVICES REVENUES DHC $ 5,780 $ 5,862 $ 5,432 ILPT 9,267 9,404 9,058 OPI 5,694 5,576 5,861 SVC 9,231 9,912 9,805 SEVN 1,367 1,203 1,125 Total Perpetual Capital 31,339 31,957 31,281 Sonesta 1,485 2,103 2,021 RMR Residential 3,579 3,351 5,259 Other private entities 5,629 5,675 6,925 Total Private Capital 10,693 11,129 14,205 Total Management & Advisory Services Revenues $ 42,032 $ 43,086 $ 45,486 Notes (Continued) (dollars in thousands)

Notes (Continued)

(dollars in thousands)

Notes to Page 12 – Well-Covered Dividend

The following illustrative diagram presents certain tax information pertaining to The RMR Group LLC and The RMR Group Inc.:



Quarterly Tax Distributions
The RMR Group LLC
(Partnership)
Tax Rate: 37.25% (1)
The RMR Group Inc.
(C-Corp)
Excess
Distribution
Tax Rate: ~20.00% (2)
RMR Inc.
Cash Balance
Taxing
Authorities

(1) Represents the current maximum combined federal and state tax rate applicable to The RMR Group LLC's members.
(2) Represents The RMR Group Inc.'s effective combined federal and state cash income tax rate.

Notes to Page 22 – Calculation of Net Income Margin, Adjusted EBITDA Margin, Distributable Earnings and Distributable Earnings per Share

(1) Contractual management and advisory fees are the base business management fees, property management fees and advisory fees RMR or its subsidiaries earn pursuant to their management agreements. These amounts are calculated pursuant to contractual formulas and do not deduct other asset amortization of $2,354 for each of the three month periods presented, required to be recognized as a reduction to management services revenues in accordance with GAAP.

(2) Under The RMR Group LLC operating agreement, The RMR Group LLC is required to make quarterly pro rata cash distributions to The RMR Group Inc. and its noncontrolling interest based on each entity's estimated tax liabilities and respective ownership percentages. Estimated tax liabilities are determined quarterly on a cumulative basis. As such, there may be fluctuations from quarter to quarter to account for prior periods where pro rata cash distributions were more or less than amounts determined cumulatively through a particular quarter. For each of the three month periods presented, The RMR Group LLC made required quarterly tax distributions as follows:

	As of and for the Three Months Ended		
	March 31, 2026	December 31, 2025	March 31, 2025
The RMR Group LLC tax distributions to The RMR Group Inc.	$ 2,267	$ 2,268	$ 3,348
The RMR Group LLC tax distributions to noncontrolling interest	1,999	1,999	3,028
Total tax distributions to members from The RMR Group LLC	**$ 4,266**	**$ 4,267**	**$ 6,376**

Tax distributions for the three months ended March 31, 2025 exclude $26 to The RMR Group Inc. and $24 to the noncontrolling interest related to incentive fees earned from SEVN.

26 | Fiscal Q2 2026

RMR

27 | Fiscal Q2 2026 $29,836,561 $1 6,679,884 $1 6,679,884 $11,363,702 $6,211,123 $6,211,123 $5,352,300 $2,468,647 $2,468,647 $5,703,960 $4,530,731 $4,530,731 $7,416,599 $3,469,383 $3,469,383 Historical Cost Market Capitalization Lower of $27,711 ,656 $1 6,624,601 $1 6,624,601 $9,914,548 $5,477,874 $5,477,874 $5,351,019 $2,508,302 $2,508,302 $5,709,492 $4,587,892 $4,587,892 $6,736,597 $4,050,533 $4,050,533 Historical Cost Market Capitalization Lower of As of March 31, 2026 As of March 31, 2025 Notes to Page 13 – GAAP Results: Condensed Consolidated Statements of Income (1) Management services revenues include base business management fees earned from the Managed Equity REITs that are calculated monthly based upon the lower of (i) the average historical cost of each REIT’s properties and (ii) each REIT’s average market capitalization. The information presented in the charts below is as of a point in time and may not reflect the basis used in the monthly calculations of business management fees: Notes (Continued) (dollars in thousands) DHC OPI ILPT SVC

28 | Fiscal Q2 2026 RMR presents certain “non-GAAP financial measures” within the meaning of the applicable rules of the SEC, including Adjusted Net Income Attributable to The RMR Group Inc., Adjusted Net Income Attributable to The RMR Group Inc. per diluted share, EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin and Distributable Earnings. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. is net income attributable to The RMR Group Inc. The GAAP financial measure that is most directly comparable to Adjusted Net Income Attributable to The RMR Group Inc. per diluted share is net income attributable to The RMR Group Inc. per diluted share. The GAAP financial measure that is most directly comparable to EBITDA, Adjusted EBITDA and Distributable Earnings is net income and the GAAP financial measure that is most directly comparable to Adjusted EBITDA Margin is net income margin, which represents net income divided by total revenues, excluding reimbursable costs. These non-GAAP financial measures do not represent net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or cash generated by operating activities determined in accordance with GAAP, and should not be considered alternatives to net income, net income attributable to The RMR Group Inc., net income attributable to The RMR Group Inc. per diluted share or net income margin determined in accordance with GAAP, as indicators of RMR’s financial performance or as measures of its liquidity. Other asset management businesses may calculate these non-GAAP measures differently than RMR does. • Adjusted Net Income Attributable to The RMR Group Inc. RMR calculates Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share as net income attributable to The RMR Group Inc. and net income attributable to The RMR Group Inc. per diluted share, respectively, excluding the effects of certain individually significant items occurring or impacting its financial results during the quarter that are not expected to be regularly occurring, relate to a special project or initiative or relate to gains or losses. RMR provides Adjusted Net Income Attributable to The RMR Group Inc. and Adjusted Net Income Attributable to The RMR Group Inc. per diluted share for supplemental informational purposes in order to enhance the understanding of RMR’s condensed consolidated statements of income and to facilitate a comparison of RMR’s current operating performance with its historical operating performance. • Distributable Earnings is calculated as Adjusted EBITDA less tax distributions to members and is considered to be an appropriate measure of RMR’s operating performance, along with net income attributable to The RMR Group Inc. RMR believes that Distributable Earnings provides useful information to investors because by excluding amounts payable for tax obligations, it increases comparability between periods and more accurately reflects earnings that may be available for distribution to shareholders. Distributable Earnings is among the factors RMR’s Board of Directors considers when determining shareholder dividends. • Distributable Earnings per Share calculations are based on end of period shares outstanding and includes 15,000,000 Redeemable Class A Units of The RMR Group LLC which are paired with RMR Inc's. Class B-2 common shares outstanding; actual dividends are paid to shareholders as of the applicable record date. • Distribution Payout Ratio is calculated as distributions to shareholders funded by The RMR Group LLC divided by Distributable Earnings. • EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measures used to assess operating performance, along with net income, net income attributable to The RMR Group Inc. and net income margin. RMR believes that EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin provide useful information to investors because by excluding the effects of certain amounts, such as non-cash or non-recurring items, EBITDA, Adjusted EBITDA and Adjusted EBITDA Margin may facilitate a comparison of current operating performance with RMR’s historical operating performance and with the performance of other asset management businesses. RMR also believes that providing Adjusted EBITDA Margin may help investors assess RMR’s performance of its business by providing the margin that Adjusted EBITDA represents to its contractual management and advisory fees (excluding incentive fees, if any). Non-GAAP Financial Measures and Certain Definitions

29 | Fiscal Q2 2026 • Assets Under Management (AUM) All references in this presentation to AUM on, or as of, a date are calculated at a point in time. ▪ AUM is calculated as: (i) the historical cost of real estate and related assets, excluding depreciation, amortization, impairment charges or other non-cash reserves, of the Managed Equity REITs and certain Private Capital clients, plus (ii) the gross book value of real estate assets, property and equipment of Sonesta International Hotels Corporation (Sonesta) and AlerisLife Inc. (AlerisLife), excluding depreciation, amortization, impairment charges or other non-cash reserves, plus (iii) the carrying value of loans held for investment and real estate owned by SEVN, plus (iv) the fair value of RMR Residential, both owned and third-party managed assets. Upon deconsolidation from a Managed Equity REIT, the respective real estate and related assets are characterized as Private Capital and their historical cost represents the fair value of the real estate at the time of deconsolidation. ▪ Fee-Earning AUM is calculated (i) monthly for the Managed Equity REITs, based upon the lower of the average historical cost of each REIT's properties and its average market capitalization, plus (ii) for all other clients and wholly owned properties, Fee-Earning AUM equals AUM and includes amounts that may differ from the measures used for purposes of calculating fees under the terms of the respective management agreements. For additional information on the calculation of AUM for purposes of the fee provisions of the business management agreements, see RMR's Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the SEC. RMR's SEC filings are available at the SEC website: www.sec.gov. • GAAP refers to U.S. generally accepted accounting principles. • Managed Equity REITs refers to DHC, ILPT, OPI and SVC. • Mountain JV refers to Mountain Industrial REIT LLC, a joint venture in which ILPT owns a majority interest (and accordingly is presented in ILPT’s consolidated results). • Perpetual Capital refers to capital with an indefinite duration, which may be terminated under certain conditions, and includes the Managed Equity REITs and SEVN. • Private Capital consists of Sonesta, AlerisLife (through December 31, 2025), RMR Residential and other private capital vehicles including ABP Trust and other private entities that own commercial real estate. Some of the Managed Equity REITs own minority interests in certain of these entities. As of December 31, 2025, AlerisLife ceased operations, was in the process of winding down its business and transferred its management agreements with DHC for senior living communities to new operators. For all periods presented, revenues from AlerisLife are included in "Other private entities". • REIT refers to real estate investment trust. • RMR Residential refers to the residential real estate that is owned by RMR's subsidiaries, joint ventures, private funds and third-party owners to which RMR provides management services. • SEC refers to the Securities and Exchange Commission. • Tremont refers to RMR's wholly owned subsidiary Tremont Realty Capital LLC, an investment adviser registered with the SEC that provides advisory services for SEVN. Non-GAAP Financial Measures and Certain Definitions (Continued)

30 | Fiscal Q2 2026 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws that are subject to risks and uncertainties. These statements may include words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, "opportunity", “will”, “may”, "positioned", "potential" and negatives or derivatives of these or similar expressions. These forward-looking statements include, among others, statements about: RMR's business strategy; economic and industry conditions, including as a result of changing tariffs or trade policies and the related uncertainty thereof; the impact and opportunities for RMR and RMR's clients' businesses from business cycles in the U.S. real estate industry as well as economic and industry conditions, including interest rates; RMR's belief that it is possible to grow real estate based businesses in selected property types or geographic areas despite national trends; RMR's liquidity, including its sufficiency to pursue a range of capital allocation strategies and fund RMR's operations and enhance its technology infrastructure and limit risk exposure; RMR's future profitability; anticipated financial results, future prospects and estimated valuations and share prices; and RMR's sustainability practices. Forward-looking statements reflect RMR’s current expectations, are based on judgments and assumptions, are inherently uncertain and are subject to risks, uncertainties and other factors, which could cause RMR's actual results, performance or achievements to differ materially from expected future results, performance or achievements expressed or implied in those forward-looking statements. Some of the risks, uncertainties and other factors that may cause actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, the following: The dependence of RMR's revenues on a limited number of clients; the variability of its revenues; risks related to supply chain constraints, commodity pricing and inflation, including inflation impacting wages and employee benefits; changing market conditions, practices and trends, which may adversely impact its clients and the fees RMR receives from them; OPI's voluntary chapter 11 process to restructure its debt obligations and capital structure, which may reduce RMR's management fee revenue over time and may result in reputational harm to RMR; potential terminations of the management agreements with its clients; uncertainty surrounding interest rates and sustained high interest rates, which may impact RMR's clients and significantly reduce RMR's revenues or impede its growth; RMR's dependence on the growth and performance of its clients; RMR's ability to obtain or create new clients for its business which is often dependent on circumstances beyond RMR's control; the ability of RMR's clients to operate their businesses profitably, optimize their capital structures, comply with the terms of their debt agreements and financial covenants and to grow and increase their market capitalizations and total shareholder returns; RMR's ability to successfully provide management services to its clients; RMR's ability to maintain or increase the distributions RMR pays to its shareholders; RMR's ability to successfully pursue and execute capital allocation and new business strategies; RMR's ability to prudently invest in its business to enhance its operations, services and competitive positioning; RMR's ability to successfully grow the RMR Residential business and realize RMR's expected returns on its investment within the anticipated timeframe; RMR's ability to successfully integrate acquired businesses and realize the expected returns on its investments; the ability of Tremont to identify and close suitable investments for SEVN and to monitor, service and administer existing investments; RMR's ability to obtain additional capital from third party investors for its private capital initiatives in order to make additional investments and to increase potential returns; changes to RMR's operating leverage or client diversity; risks related to the security of RMR's network and information technology; litigation risks; risks related to acquisitions, dispositions and other activities by RMR or among its clients; allegations, even if untrue, of any conflicts of interest arising from RMR's management activities; RMR's ability to retain the services of its managing directors and other key personnel; RMR's and its clients’ risks associated with RMR's and its clients' costs of compliance with laws and regulations, including securities regulations, exchange listing standards and other laws and regulations affecting public companies; and other matters. These risks, uncertainties and other factors are not exhaustive and should be read in conjunction with other cautionary statements that are included in RMR's periodic filings. The information contained in RMR’s filings with the SEC, including under the caption “Risk Factors” in its periodic reports, or incorporated therein, identifies important factors that could cause differences from the forward-looking statements in this presentation. RMR’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance on forward-looking statements. Except as required by law, RMR does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements